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                       SECURITIES AND EXCHANGE COMMISSION


                             Washington, D.C. 20549



                                    FORM 8-K

                                 CURRENT REPORT


     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported): October 26, 1998




                           THE COOPER COMPANIES, INC.

             (Exact name of registrant as specified in its charter)



          Delaware                          1-8597                               94-2657368
(State or other jurisdiction        (Commission File Number)         (IRS Employer Identification No.)
     of incorporation)


       6140 Stoneridge Mall Road, Suite 590, Pleasanton, California 94588
                    (Address of principal executive offices)

                                 (925) 460-3600
              (Registrant's telephone number, including area code)


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ITEM 5.  Other Events.

By order dated October 26, 1998, (the "Order") the Delaware Chancery Court dismissed the action entitled Tauber v. The Cooper Companies, Inc. et al., without prejudice to the putative class. The plaintiff had voluntarily sought the dismissal, with plaintiff and defendants bearing their respective costs of the action, and no compensation in any form having been given or promised to plaintiff. The action, which had been commenced in August 1998, challenged the Company's shareholders' rights plan in effect at the time. A copy of the Order is attached and is incorporated by reference herein.



ITEM 7.  Financial Statements and Exhibits.

                  (c) Exhibits.

Exhibit
  No.             Description
-------           -----------
99.1              Stipulation of Voluntary Dismissal
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                                    SIGNATURE


Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                             THE COOPER COMPANIES, INC.



                                             By   /s/ Stephen C. Whiteford
                                                  ------------------------------
                                                  Stephen C. Whiteford
                                                  Vice President and
                                                  Corporate Controller
                                                  (Principal Accounting Officer)

Dated:  November 3, 1998

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